UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 8, 2022

(Date of earliest event reported)

TRANSUITE.ORG INC.

(Exact name of registrant as specified in its charter)

Nevada	333-255178	30-1129581
(State or Other Jurisdiction of	Commission File	(I.R.S. Employer
Incorporation or Organization)	Number	Identification No.)

Michal Wisniewski

Al. Jerozolimskie 85 lok. 21

02-001 Warsaw, Poland,

+48-732100862

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. ( )

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)On December 8, 2022, TRANSUITE.ORG INC.(the “Registrant”) decided to dismiss M&K CPAS, PLLC as the Registrant’s independent registered public accounting firm.

During the engagement period (December 10, 2020 to December 6, 2022) (i) there were no disagreements between TRANSUITE.ORG INC. and M&K CPAS, PLLC as on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of M&K CPAS, PLLC as, would have caused M&K CPAS, PLLC as to make reference to the matter in a report on the Registrant’s financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

TRANSUITE.ORG INC. has asked M&K CPAS, PLLC as to provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made above by the Registrant. A copy of the letter, dated December 8, 2022, is filed herewith as Exhibit 16.1 and incorporated herein by reference.

Engagement of Independent Registered Public Accounting Firm.

(b)On December 8, 2022, Board of Directors of TRANSUITE.ORG INC. decided to engage MAC ACCOUNTING GROUP, LLP as the Company's new independent registered public accounting firm to perform independent audit services for the fiscal year ending November 30, 2022 .

During the fiscal years ended November, 2019 and 2020, 2021 and through August 31, 2022, neither the Company, nor anyone acting on its behalf, consulted MAC ACCOUNTING GROUP, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by MAC ACCOUNTING GROUP, LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from M&K CPAS, PLLC to the Securities and Exchange Commission dated December 8, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSUITE.ORG LNC.

By:	/s/	Michal Wisniewski
	Name:	Michal Wisniewski